UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2024

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2024, Simmons First National Corporation (“Corporation”) held its Annual Meeting of Shareholders (“Meeting”) at the Corporation’s corporate offices in Little Rock, Arkansas. At the Meeting, the following matters were submitted to the Corporation’s security holders for consideration: (1) ratification of the action of the Corporation’s board of directors fixing the number of directors at fourteen; (2) election of fourteen directors; (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Corporation; (4) ratification of the Audit Committee’s selection of the accounting firm FORVIS, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2024; and (5) approval of the Simmons First National Corporation Second Amended and Restated 2015 Employee Stock Purchase Plan.

At the Meeting, all fourteen directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. The following table summarizes the required analysis of the voting by security holders at the Meeting:

Voting of Shares

Action	For	Against	Abstain	Broker Non-Votes
Fix the number of directors at fourteen	105,474,289	2,180,139	332,542	0

Election of Directors	For	Against	Abstain	Broker Non-Votes
Marty D. Casteel	87,208,889	3,970,523	274,614	16,532,945
William E. Clark, II	87,261,593	3,909,155	283,278	16,532,945
Steven A. Cosse	80,014,396	11,157,346	282,284	16,532,945
Mark C. Doramus	87,067,835	4,096,065	290,126	16,532,945
Edward Drilling	86,508,382	4,668,922	276,722	16,532,945
Eugene Hunt	86,876,391	4,290,313	287,322	16,532,945
Jerry Hunter	86,352,608	4,749,261	352,157	16,532,945
Susan Lanigan	84,372,397	6,797,630	283,999	16,532,945
George A. Makris, Jr.	86,453,443	4,729,087	271,496	16,532,945
Tom E. Purvis	87,493,730	3,667,957	292,339	16,532,945
Robert L. Shoptaw	85,162,578	5,939,104	352,344	16,532,945
Julie Stackhouse	87,996,445	3,189,562	268,019	16,532,945
Russell Teubner	87,977,352	3,176,509	300,165	16,532,945
Mindy West	86,521,435	4,651,434	281,157	16,532,945

Action	For	Against	Abstain	Broker Non-Votes
Adoption of a non-binding resolution approving the compensation of the named executive officers	84,412,981	6,301,373	739,672	16,532,945

Action	For	Against	Abstain	Broker Non-Votes
Ratification of the Audit Committee’s selection of FORVIS, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2024	104,622,834	3,061,375	302,762	0

Action	For	Against	Abstain	Broker Non-Votes
Approval of the Simmons First National Corporation Second Amended and Restated 2015 Employee Stock Purchase Plan	88,426,674	2,425,406	601,946	16,532,945

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ C. Daniel Hobbs
Date: April 26, 2024	C. Daniel Hobbs, Executive Vice President and
Chief Financial Officer